UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 27, 2018, Limoneira Company (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 14,532,952 shares of the Company’s Common Stock, 14,790 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to ten (10) votes for a total of 147,900 (“Series B Preferred Stock”), and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which is entitled to one (1) vote (“Series B-2 Preferred Stock”), were issued and outstanding and entitled to vote as of February 9, 2018, the record date for the Annual Meeting. There were 12,193,315 shares of Common Stock, 14,790 shares (or 147,900 votes) of Series B Preferred Stock, and 9,300 shares of Series B-2 Preferred Stock present, in person or by proxy, at the Annual Meeting, representing approximately 83% of the total shares of capital stock outstanding, which constituted a quorum. The stockholders were asked to vote on three (3) proposals, with Common Stock, Series B Preferred Stock, and Series B-2 Preferred Stock voting together as a single class for all of the proposals. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2021 Annual Meeting of Stockholders:

Shares Voted
	For	Withheld	Broker Non-Votes
Harold S. Edwards	8,856,695	109,337	3,227,283
John W. H. Merriman	8,867,957	98,075	3,227,283
Edgar A. Terry	8,906,496	59,536	3,227,283

Based on the votes set forth above, each of the nominees listed above was duly elected to serve as a director of the Company for a three-year term, ending at the 2021 Annual Meeting of Stockholders.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2018 received the following votes:

Shares Voted
For	Against	Abstain
12,186,513	4,196	2,606

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company to serve for the fiscal year ending October 31, 2018 was duly ratified by the stockholders.

Proposal 3: Advisory Vote on Executive Compensation

The compensation of the named executive officers as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, was approved on a non-binding, advisory basis by the stockholders by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Broker Non-Votes
8,006,539	220,262	739,231	3,227,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 30, 2018

LIMONEIRA COMPANY

By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary